UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2016

Shire plc

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(Exact name of registrant as specified in its charter)

Jersey, Channel Islands

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(State or other jurisdiction of incorporation)

0-29630	98-0601486
(Commission File Number	(IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin

24, Republic of Ireland

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(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code +353 1 429 7700

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2016, Shire plc announced that David Kappler will step down from the Board of Directors and the Committees on which he serves with effect from the conclusion of Shire’s Annual General Meeting on April 28, 2016. Shire also announced that William Burns will be appointed Senior Independent Director with effect from the conclusion of Shire’s Annual General Meeting on April 28, 2016. Mr. Burns is a Non-Executive Director and a member of the Remuneration, Nomination and Science & Technology Committees.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed herewith:

99.1	Press Release dated February 10, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

By:	/s/ B Mordan
Name: Bill Mordan
Title: Company Secretary

Dated: February 10, 2016

EXHIBIT INDEX

Number	Description
99.1	Press Release dated February 10, 2016